THE GABELLI UTILITY TRUST Investor Relations Contact: David Schachter (914) 921-5057 dschachter@gabelli.com

Press Release

For Immediate Release

GABELLI UTILITY TRUST

ANNOUNCES RIGHTS OFFERING FOR COMMON SHARES

RECORD DATE AND SUMMARY OF TERMS

Rye, NY – August 22, 2024 – The Board of Trustees of The Gabelli Utility Trust (NYSE: GUT) (the “Fund”) has approved a transferable rights offering which will allow the Fund’s record date common shareholders to acquire additional common shares (the “Offering”). The Offering will be made only by means of a prospectus supplement and accompanying prospectus, and this announcement does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities.

SUMMARY OF THE TERMS OF THE OFFERING

●	Each shareholder will receive one transferable right (the “Right”) for each common share held on the record date (September 9, 2024). The number of Rights to be issued to a shareholder as of the close of business on the record date will be rounded up to the nearest number of Rights evenly divisible by five.

●	Five Rights plus $5.00 (the “Subscription Price”) will be required to purchase one additional common share (the “Primary Subscription”). The purchase price will be payable in cash. Fractional shares will not be issued upon the exercise of Rights.

●	Record date shareholders who fully exercise their Primary Subscription Rights will be eligible for an over-subscription privilege entitling these shareholders to subscribe, subject to certain limitations and a pro-rata allotment, for any additional common shares not purchased pursuant to the Primary Subscription at the same Subscription Price. Rights acquired in the secondary market may not participate in the over-subscription privilege and any record date shareholder who sells any Rights will not be eligible to participate in the over-subscription privilege.

●	The Rights are expected to trade “when issued” on the New York Stock Exchange beginning on September 5, 2024, and the Fund’s common shares are expected to trade “Ex-Rights” on the New York Stock Exchange beginning on September 6, 2024. The Rights are expected to begin trading for normal settlement on the New York Stock Exchange (NYSE: GUT RT) on or about September 12, 2024.

●	The Rights may be sold directly by individual holders or may be submitted to Computershare Trust Company, N.A. (the “Rights Agent”) for sale. The last day to submit a sell request for any unexercised Rights must be received by the Rights Agent by October 14, 2024.

●	The Offering expires at 5:00 PM Eastern Time on October 21, 2024, unless extended. Rights may be exercised at any time during the subscription period.

The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offering to record date shareholders beginning on September 11, 2024. Financial Advisors will likely send notices to you shortly thereafter. Inquiries regarding the Offering should be directed to:

David Schachter at 914-921-5057.

The Offering is made pursuant to the Fund’s effective shelf registration statement on file with the Securities and Exchange Commission.

Any common shares issued as a result of the Offering will not be record date shares for the Fund’s monthly distribution to be paid on October 24, 2024, and will not be entitled to receive such distribution.

Depending on market conditions at the time of closing, the Fund may use the net proceeds from the offering for investment purposes consistent with the Fund’s investment objectives or, in the discretion of the Board, the proceeds may be used to redeem shares of the Fund’s outstanding preferred stock or to repay its outstanding note.

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a final prospectus supplement and accompanying prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The base prospectus contains this and additional information about the Fund and the prospectus supplement will contain this and additional information about the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund at 800-GABELLI or 914-921-5070.

About The Gabelli Utility Trust

The Gabelli Utility Trust is a diversified, closed-end management investment company with $296 million in total net assets whose primary investment objective is to seek long-term growth of capital and income by investing primarily in utility companies involved in the generation and distribution of electricity, gas, and water. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (OTCQX: GAMI).

NYSE – GUT

CUSIP – 36240A101

For Information:
David Schachter
(914) 921-5057